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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549



                                    CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported):  December 31, 1996.



                              Champion Industries, Inc.
             ------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



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     West Virginia                          0-21084                          55-0717455
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
 (State or other juris-                  (Commission File No.)          (IRS Employer Identi-
diction of corporation)                                                  fication No.)

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               2450 First Avenue
               P. O. Box 2968
          Huntington, West Virginia                             25728
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  (Address of principal executive offices)                     (Zip Code)

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                                    (304) 528-2791
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                   (Registrant's telephone number, including area code)



                                    Not Applicable
             ------------------------------------------------------------
            (Former name or former address, if changes since last report)

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                             INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.  Acquisition or disposition of assets.

        On December 31, 1996, Champion Industries, Inc. ("Champion"), a West Virginia corporation, purchased all the issued and outstanding capital stock of Interform Corporation ("Interform"), a Pennsylvania corporation engaged in the business forms manufacturing business in Bridgeville, Pennsylvania. Pursuant to a Stock Purchase Agreement dated October 28, 1996 between Champion and IRM Services, Inc., the parent company of Interform, Champion paid $2,500,000.00 cash and assumed a certain liability of Interform to IRM Services, Inc. in the amount of $130,000.00. Upon consummation of such purchase, Interform became a wholly owned subsidiary of Champion. Champion utilized the proceeds of a loan from PNC Bank, N.A. to provide the cash consideration required by the Stock Purchase Agreement and to refinance the existing long term debt of Interform.

        Interform is one of the top fifteen independent business form manufacturers in the United States. It sells through a distributor network concentrated in Eastern Pennsylvania, New Jersey and metropolitan New York, New York. It also engages in direct sales of business forms in the Western, Pennsylvania area through its Consolidated Graphics
Communications division. Interform operates a manufacturing facility in Bridgeville, Pennsylvania producing continuous and snap-out business forms, checks and envelopes.

Item 7.  Financial Statements and Exhibits:

        (a) Financial statements of businesses acquired are filed herewith. See Exhibit Index on page 3.

        (b) Pro forma financial information is filed herewith. See Exhibit Index on page 3.

        (c) Exhibits. The exhibits listed on the Exhibit Index on page 3 of the Form 8-K are filed herewith.


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CHAMPION INDUSTRIES, INC.
                                          ----------------------------------
                                                      (Registrant)


Date: January 14, 1997                              /s/ Joseph C. Worth, III
                                          -----------------------------------
                                         Joseph C. Worth, III, Vice President
                                         and Chief Financial Officer


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                                    EXHIBIT INDEX

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Exhibit 10     Term/Time Note dated December 30, 1996, in amount of $9,000,000
               from Champion to PNC Bank, National Association.                  Page 4.

Exhibit 23.1   Consent of Independent Certified Public Accountants.              Page 9.

Exhibit 99.1   Interform Corporation Financial Statements For the Years Ended
               December 31, 1995 and 1994.                                      Page 10.

Exhibit 99.2   Champion Industries, Inc. and Subsidiaries Pro Forma Unaudited
               Consolidated Financial Statements.                               Page 24.
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